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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     April 18, 2000
                                                         -----------------------


                         LA JOLLA PHARMACEUTICAL COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                     0-24274               33-0361285
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(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
        INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


6455 Nancy Ridge Drive  San Diego, CA                                92121
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (858) 452-6600


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.        OTHER EVENTS

               On April 13, 2000, La Jolla Pharmaceutical Company (the "Company") issued a press release announcing the Company's intent to file a registration statement to register for resale the underlying shares of Company common stock for the Company's privately held warrants. The Company previously registered the underlying shares for its publicly held warrants following its initial public offering in 1994. The private and public warrants, as well as an option granted to the underwriter of the Company's initial public offering to purchase shares of Company common stock and warrants, will expire on June 3, 2000. The Company's Board of Directors does not plan to extend the expiration date.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

               EXHIBIT      DESCRIPTION
               -------      -----------

               99.1 La Jolla Pharmaceutical Company press release of April 13, 2000.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          La Jolla Pharmaceutical Company
                                                    (Registrant)

Date: April 18, 2000                      By:  /s/ Steven B. Engle
                                             -----------------------------------
                                                     (Signature)

                                          Name:   Steven B. Engle
                                          Title:  Chairman and Chief Executive
                                                  Officer



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                         LA JOLLA PHARMACEUTICAL COMPANY

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                       EXHIBIT
------                       -------

99.1           La Jolla Pharmaceutical Company press release of April 13, 2000.